UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2014

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 22, 2014, CareFusion Corporation (the “Company”) completed an underwritten public offering of $300 million aggregate principal amount of 1.450% Senior Notes due 2017 (the “2017 Notes”), $400 million aggregate principal amount of 3.875% Senior Notes due 2024 (the “2024 Notes”) and $300 million aggregate principal amount of 4.875% Senior Notes due 2044 (the “2044 Notes” and, together with the 2017 Notes and the 2024 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Automatic Shelf Registration Statement on Form S-3 (File No. 333-195887) (the “Registration Statement”) and the Prospectus included therein, filed with the Securities and Exchange Commission on May 12, 2014 and supplemented by the Prospectus Supplement dated May 15, 2014.

In connection with the closing of the Notes offering, the Company entered into a Third Supplemental Indenture with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), dated May 22, 2014 (the “Third Supplemental Indenture”), to the indenture between the Company and the Trustee dated as of July 21, 2009 (the “Base Indenture,” as supplemented by the Third Supplemental Indenture, the “Indenture”). The 2017 Notes will bear interest at a rate of 1.450% per year, the 2024 Notes will bear interest at a rate of 3.875% per year, and the 2044 Notes will bear interest at a rate of 4.875% per year. Interest on the Notes is payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2014. The 2017 Notes will mature on May 15, 2017, the 2024 Notes will mature on May 15, 2024 and the 2044 Notes will mature on May 15, 2044.

Prior to the maturity date in the case of the 2017 Notes, February 15, 2024 in the case of the 2024 Notes (three months prior to the maturity date), and November 15, 2043 in the case of the 2044 Notes (six months prior to the maturity date), the Notes will be redeemable, in whole or, from time to time, in part, at the option of the Company at any time, at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Notes being redeemed and (2) the sum of the remaining scheduled payments of principal and interest in respect of the Notes being redeemed (not including any portion of the payments of interest accrued as of the date of redemption) discounted to its present value, on a semi-annual basis (assuming a 360-day year of twelve 30-day months), at an adjusted treasury rate plus 10 basis points in the case of the 2017 Notes, 25 basis points in the case of the 2024 Notes, and 25 basis points in the case of the 2044 Notes, plus, in each case, accrued and unpaid interest on the amount being redeemed to the date of redemption. At any time on or after February 15, 2024 in the case of the 2024 Notes (three months prior to the maturity date) and November 15, 2043 in the case of the 2044 Notes (six months prior to the maturity date), the 2024 Notes and the 2044 Notes will be redeemable, in whole or in part at any time and from time to time, at the option of the Company at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to the date of redemption. In the event of a Change of Control Repurchase Event (as defined in the Third Supplemental Indenture), each holder of Notes will have the right to require the Company, unless the Company has exercised its option to redeem the Notes, to offer to purchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase. The Indenture contains covenants limiting the Company’s ability to create certain liens, enter into sale and lease-back transactions, and engage in mergers, consolidations and transfers of substantially all of its assets.

The public offering price of the 2017 Notes was 99.861% of the principal amount, the public offering price of the 2024 Notes was 99.837% of the principal amount, and the public offering price of the 2044 Notes was 99.315% of the principal amount. The Company received net proceeds of approximately $987.9 million from the offering of the Notes, after deducting the underwriting discount and estimated offering expenses. The Company intends to use a portion of the net proceeds from the offering to repay at maturity its $450 million in aggregate outstanding principal amount of 5.125% Senior Notes due 2014. The Company intends to use the remaining net proceeds of the offering for general corporate purposes.

The descriptions of the Indenture and the Notes in this Form 8-K are summaries and are qualified in their entirety by the terms of the Indenture and the Notes, which are filed as exhibits to this Form 8-K and are incorporated herein by reference. The Third Supplemental Indenture is incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated July 21, 2009, between CareFusion Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K of Cardinal Health, Inc. filed on July 22, 2009, File No. 1-11373)

4.2	Third Supplemental Indenture, dated May 22, 2014, between CareFusion Corporation and Deutsche Bank Trust Company Americas, as trustee (including the forms of 1.450% Senior Notes due 2017, 3.875% Senior Notes due 2024, and 4.875% Senior Notes due 2044)

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in the opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: May 22, 2014	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated July 21, 2009, between CareFusion Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K of Cardinal Health, Inc. filed on July 22, 2009, File No. 1-11373)

4.2	Third Supplemental Indenture, dated May 22, 2014, between CareFusion Corporation and Deutsche Bank Trust Company Americas, as trustee (including the forms of 1.45% Senior Notes due 2017, 3.875% Senior Notes due 2024, and 4.875% Senior Notes due 2044)

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in the opinion filed as Exhibit 5.1)